                                                                EXHIBIT 10.24





                                SECOND AMENDMENT


TO REVOLVING CREDIT AGREEMENT




     This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") dated as of November 8, 1994, by and among HPSC, INC. (the "Borrower"), a Delaware corporation, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, BANK OF AMERICA ILLINOIS (formerly know as Continental Bank N.A.) ("BoAI", and together with FNBB, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks and BoAI as co-agent for the Banks. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement (as defined below).

     WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of June 23, 1994 (as amended by that certain First Amendment dated as of September 2, 1994 and as may be further amended, modified or supplemented and in effect from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested that certain terms and provisions of the Credit Agreement be amended to enable the Borrower to enter into a Stock Purchase Agreement dated as of November 1, 1994, by and among the Borrower, the other parties thereto and the Chemical Bank, as agent, substantially in the form of EXHIBIT A attached hereto and made a part hereof; and


     WHEREAS, pursuant to the terms of the Stock Purchase Agreement, the Borrower must deliver a letter of credit in favor of Chemical Bank, as agent;



     WHEREAS, the Borrower has requested that a letter of credit facility be added to the existing Credit Agreement in order to enable it to comply with its obligations under the Stock Purchase Agreement;

     WHEREAS, the Agent and the Banks, subject to the terms and provisions hereof have agreed to amend the Credit Agreement;



     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



     THE STOCK PURCHASE AGREEMENT.



     EXHIBIT I to the Credit Agreement is replaced with EXHIBIT A attached hereto and made a part hereof.

     AMENDMENT TO THE CREDIT AGREEMENT.



     DEFINITIONS.



     Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate place in the alphabetical sequence:




     "APPLICABLE RATE.  See Section 3A.6.

LETTER OF CREDIT.  See Section 3A.1.
LETTER OF CREDIT APPLICATION.  See Section 3A.1.1.
LETTER OF CREDIT FEE.  See Section 3A.6.
LETTER OF CREDIT PARTICIPATION.  See Section 3A.1.4.

     MAXIMUM DRAWING AMOUNT. The maximum aggregate amount from time to time that the beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.



     REIMBURSEMENT OBLIGATION. The Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in Section 3A.2.



     UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.



     UNPAID REIMBURSEMENT OBLIGATION. Any Reimbursement Obligation for which the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, Section 3A.2."

     CHANGES IN CERTAIN DEFINITIONS.



     Section 1 of the Credit Agreement is hereby further amended by amending certain definitions therein.

(a) The definition of "Commitment" is hereby deleted in its entirety and replaced with the following:


     "COMMITMENT. With respect to each Bank, the amount set forth on SCHEDULE 1 hereto as the amount of such Bank's commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero."



     (b) The definition of "Loan Documents" is hereby deleted in its entirety and replaced with the following:

     "LOAN DOCUMENTS. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit and the Security Documents.



     (c) The definition of "Obligations" is hereby deleted in its entirety and replaced with the following:



     "OBLIGATIONS. All Indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof."



     (d) The definition of "Stock Purchase Agreement" is hereby deleted in its entirety and replaced with the following:

     "STOCK PURCHASE AGREEMENT. That certain Stock Purchase Agreement dated as of November 1, 1994 by and among the Borrower the other parties thereto and the Chemical Bank, as agent, which is attached hereto and made a part hereof as
EXHIBIT I."



     COMMITMENT TO LEND.



     Section 2.1 of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:



     "Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with Section 2.6, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment MINUS such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement

Obligations, PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base."



     COMMITMENT FEE.



     Section 2.2 of the Credit Agreement is hereby amended by inserting, in the seventh line thereof, the words "MINUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations" between the words "which the Total Commitment" and the words "exceeds the outstanding amount".



     MANDATORY REPAYMENTS.



     Section 3.2 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

     "(e) MANDATORY REPAYMENTS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Total Commitment and (ii) the Borrowing Base, for more than five (5) consecutive Business Days, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by Section 3A.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of the Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the Reimbursement Obligation owing to each such Bank or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion."



     LETTERS OF CREDIT.

     The Credit Agreement shall be amended by inserting the following new
Section 3A between the end of existing Section 3.3 and the beginning of existing
Section 4:



     "Section 3A.  LETTERS OF CREDIT.

Section 3A.1. LETTER OF CREDIT COMMITMENTS.


     3A.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in Section 3A.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby letters of credit (individually, a "Letter of Credit"), in such form as may be requested by the Borrower and agreed to by the Agent in order to comply with the requirements of Section 7.2 of the Stock Purchase Agreement; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) at any one time and
(b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Loans outstanding shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base.

                                       -12



     3A.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.



     3A.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein and
(ii) have an expiry date no later than the date which is fourteen (14) Business Days prior to the Revolving Credit Loan Final Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

3A.1.4. REIMBURSEMENT OBLIGATIONS OF BANKS. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to Section 3A.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

     3A.1.5. PARTICIPATIONS OF BANKS. Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under Section 3A.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to Section 3A.2.

Section 3A.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,


     (a) except as otherwise expressly provided in Section 3A.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment under or pursuant to such Letter of Credit, (i) the amount paid by the Agent under or pursuant to such Letter of Credit, and (ii) the amount of any customary taxes, fees, charges or other reasonable costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or pursuant to, such Letter of Credit,



     (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the

Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and



     (c) upon the termination of the Total Commitment or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 12, an amount equal to the then Maximum Drawing Amount of all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.


          Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 3A.2 at any time from the date such amounts become due and payable (whether as stated in this Section 3A.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in Section 4.11 for overdue principal of the Loans.



     Section 3A.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in

Section 3A.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at its Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, TIMES (ii) the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, TIMES
(iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.



     Section 3A.4.  OBLIGATIONS ABSOLUTE.  The Borrower's obligations under this
Section 3A shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3A.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.



     Section 3A.5.  RELIANCE BY ISSUER.  To the extent not inconsistent with
Section 3A.4, the Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action requested by the Majority Banks unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.



     Section 3A.6. LETTER OF CREDIT FEE. The Borrower shall, on the date of issuance or any extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Agent, pay a fee (in each case, a "Letter of Credit Fee") to the Agent in respect of each Letter of Credit equal to the Applicable Rate (as defined below) per annum of the face amount of such Letter of Credit, PLUS the Agent's customary issuance fee. For the purposes of this Section 3A.6, "Applicable Rate" shall mean the percentage rate per annum then in effect that the Borrower would pay with respect to Eurodollar Rate Loans as the applicable margin over the Eurodollar Rate as set forth in Section 2.5 of this Credit Agreement."



     PAYMENTS TO AGENT.

     Section 4.3.1 of the Credit Agreement is hereby amended by inserting the words "Reimbursement Obligations, Letter of Credit Fees," between the words "principal, interest," and the words "commitment fees and any other amounts due hereunder".



     COMPUTATIONS.



     Section 4.4 of the Credit Agreement is hereby amended by inserting the words "and Letter of Credit Fees" between the words "commitment fees," and the words "shall, unless otherwise expressly".



     ADDITIONAL COSTS.



     Section 4.7 of the Credit Agreement is hereby amended by deleting existing subsections (a) through (e) and inserting in lieu thereof the following:

     "(a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans or deposits obtained to fund Loans or Letters of Credit (other than taxes based upon or measured by the net profit or income of such Bank or the Agent); or



     (b)  materially change the basis of taxation
(except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on the Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or the other Loan Documents; or



     (c)  impose or increase or render applicable
(other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, assessment, liquidity, capital adequacy, or reserve or other similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank; or

     (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans, the Letters of Credit, or such Bank's Commitment forms a part, and the result of any of the foregoing is



     (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

(ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or


     (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon written demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate the Bank or the Agent for such additional cost, reduction, payment or foregone interest, Reimbursement Obligation or other sum."



     REGULATIONS U AND X.



     Section 6.17 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:



     "Section 6.17. REGULATIONS U AND X. The proceeds of the Loans shall be used for working capital purposes, except to the extent permitted by Section
7.12 of this Agreement. The Borrower will obtain Letters of Credit solely for the purpose of complying with the requirements of Section 7.2 of the Stock Purchase Agreement. No portion of any Loan which is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" will be secured directly or indirectly by "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224."



     USE OF PROCEEDS.



     Section 7.12 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:



     "7.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely for working capital purposes, PROVIDED, HOWEVER, that the Borrower may use up to a maximum aggregate amount equal to $7,000,000 MINUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations of proceeds of the Loans towards the purchase of 1,949,182 shares of the Borrower's Common Stock, $0.01 par value, pursuant to the terms of the Stock Purchase Agreement, and PROVIDED FURTHER that the Borrower may not use more than $1,000,000 of proceeds of the Loans for the portion of the Purchase Price (as defined in the Stock Purchase Agreement) to be paid by the Borrower on the Closing Date (as defined in the Stock Purchase Agreement). The Borrower will obtain Letters of

     Credit solely for the purpose of complying with the requirements of Section
7.2 of the Stock Purchase Agreement."



     NEGATIVE COVENANTS OF THE BORROWER.



     The introductory text of Section 8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:



     "Section 8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit hereunder:"



     CLOSING CONDITIONS.

     The introductory text of Section 10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:



     "Section 10. CLOSING CONDITIONS. The obligations of the Banks to make the initial Revolving Credit Loans and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent."



     LEGALITY OF TRANSACTIONS.



     Section 11.2 of the Credit Agreement is hereby amended by inserting at the end thereof the following text:

     "or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit."



     CONDITIONS TO ALL BORROWINGS.



     The introductory text of Section 11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:



     "Section 11. CONDITIONS TO ALL BORROWINGS. The obligation of the Banks to make any Loans and of the Agent to issue, extend or renew any Letters of Credit whether on or after the Closing Date shall be subject to the satisfaction of each of the following conditions precedent:"



     BORROWING BASE REPORT.

     Section 11.5 of the Credit Agreement is hereby amended by inserting before the period at the end thereof, the words "or of the date of issuance, extension or renewal of the requested Letter of Credit".



     EVENTS OF DEFAULT AND ACCELERATION.


     Section 12.1(a) of the Credit Agreement is hereby amended by inserting, in the first line thereof, the words "or any Reimbursement Obligations" between the words "principal of the Loans" and the words "when the same shall become due".



     Section 12.1(b) of the Credit Agreement is hereby amended by inserting, in the third line thereof, the words "any Letter of Credit Fee" between the words "commitment fee," and the words "the Agent's fee".

     The final paragraph of Section 12.1 of the Credit Agreement (after Section 12(r) is hereby amended by inserting, in the fourth line, the text ", and all Reimbursement Obligations" between the words "the other Loan Documents" and the words "to be, and they shall thereupon".



     REMEDIES.



     Section 12.3 of the Credit Agreement is hereby amended by inserting, in the fourth line, the words "or the Reimbursement Obligations" between the words "with respect to the Loans" and the words " may proceed to protect".



     Section 12.3 of the Credit Agreement is hereby further amended by inserting, in the fourteenth line, the words "or purchaser of any Letter of Credit Participation" between the word "Note," and the words "is intended to be exclusive".


     SETOFF; SHARING; ETC.

     Section 13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:



     "Section 13.   SETOFF.  Regardless of the adequacy of any
collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (ii) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest."



     DELINQUENT BANKS.



     Section 14.5.3 of the Credit agreement is hereby deleted in its entirety and replaced with the following:



     "Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its PRO RATA share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency."



     HOLDERS OF NOTES.

     Section 14.6 of the Credit Agreement is hereby amended by inserting, in the second line, the words "or the purchaser of any Letter of Credit Participation" between the words "of any Note" and the words "as the absolute owner or purchaser".



     CONDITIONS TO ASSIGNMENTS.



     Section 18.1 of the Credit Agreement is


     hereby amended by deleting the close parenthesis after the word "it" at the end of the forth line and inserting, in the fifth line, the words "and its participating interest in the risk relating to any Letters of Credit)" between the words "the Note or Notes held by it" and the phrase "; PROVIDED that".



     CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS.

     Section 18.2 of the Credit Agreement is hereby amended by deleting from the end of clause (g) thereof the word "and". Section 18.2 of the Credit Agreement is hereby further amended by inserting, immediately before the period after clause (h) thereof, the words "; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit".



     REGISTER.



     Section 18.3 of the Credit Agreement is hereby amended by inserting, in the fifth line thereof, the words "and Letter of Credit Participations purchased by" between the words "Revolving Credit Loans owing to" and the words ", the Banks from time to time".



     PARTICIPATIONS.

     Section 18.5 of the Credit Agreement is hereby amended by inserting, in the second to last line, the words "Letter of Credit Fees" after the words "commitment fees or" and the words "to which such participant".



     ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER.



     Section 18.7 of the Credit Agreement is hereby amended by inserting, in the ninth line thereof, the words "or Reimbursement Obligations" between the words "interest in any of the Loans" and the period.



     Section 18.7 is hereby further amended by inserting, in the tenth line thereof, the words "or Reimbursement Obligations" between the words "participating interest in any of the Loans" and the words "to a participant,".



     NOTICES.

     Section 19 of the Credit Agreement is hereby amended by inserting, in the third line thereof the words "or any Letter of Credit Applications" between the words "or the Notes" and the words "shall be in writing".



     CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Section 25 of the Credit Agreement is hereby amended by inserting, in the thirteenth line thereof, the words "or Letter of Credit Fees" between the words "amount of Commitment Fee" and the words "hereunder may not". Section 25 is hereby further amended by inserting, in the seventeenth line thereof, the words "Letter of Credit Fees," between the words "Agent's Fee" and the words "and
Section 14 may not".



     AMENDMENT TO EXHIBIT E, FORM OF ASSIGNMENT AND ACCEPTANCE.

     Exhibit E to the Credit Agreement is hereby amended by inserting, in the third line of Paragraph 2 thereof, the words "and its participating interest in the risk relating to any outstanding Letters of Credit" between the words "hereof, its Commitment Percentage is" and the text "_____.00%". Exhibit E is hereby further amended by inserting, in the fourth line of Paragraph 2 thereof, the words "its participating interest in Unpaid Reimbursement Obligations and" between the text "_____.00%" and the text ", the aggregate outstanding". Exhibit E is hereby further amended by deleting, from the beginning of clause
(vi) of Paragraph 3 thereof, the word "and". Exhibit E is hereby further amended by inserting, immediately before the period after clause (vi) thereof, the words "; and (vii) acknowledges that it has made arrangements with the Assignor satisfactory to it with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit".



     CONDITIONS TO EFFECTIVENESS.



     This Second Amendment shall not become effective unless and until (a) the Bank receives counterparts of this Second Amendment executed by each of the Borrower, the Banks, the Agent and the Guarantor and (b) all proceedings in connection with the transactions contemplated by this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     REPRESENTATIONS AND WARRANTIES; NO DEFAULT.



     The Borrower represents and warrants to the Agent and the Banks that (a) each and every one of the representations and warranties made by the Borrower to the Agent and the Banks in Section 6 or elsewhere in the Credit Agreement or in the other Loan Documents, as amended by this Second Amendment are true and correct in all material respects on and as of the date hereof except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in Sections 7 and 8 or elsewhere in the Credit Agreement or the other Loan Documents, as amended by this Second Amendment; and
(c) no event has occurred or is continuing and no condition exists which constitutes a Default or Event of Default.



     RATIFICATION, ETC.



     Except as expressly amended hereby, the Credit Agreement and the Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to the Security

Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.



       EXPENSES AND FEES.




     The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent or any of the Banks in connection with the preparation of this Second Amendment and the documents referred to herein (including reasonable legal fees).



     NO WAIVER.

     Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or either of the Banks consequent thereon.



     COUNTERPARTS.



     This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.



     HEADINGS.



     Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.

     GOVERNING LAW.



     THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as a sealed instrument as of the date first set forth above.


                         HPSC, INC.



                         By:  /s/ John Everets, Jr
                             --------------------------
                              John Everets, Jr

                         THE FIRST NATIONAL BANK
                           OF BOSTON, individually and
                            as Agent



                         By:  /s/ Mitchell B. Feldman
                             --------------------------
                              Mitchell B. Feldman

                         BANK OF AMERICA ILLINOIS,
                            individually and as co-agent

                         By:  /s/ Mark N. Hurley
                             --------------------------
                              Mark N. Hurley

CONSENTED TO BY THE UNDERSIGNED GUARANTOR:


AMERICAN COMMERCIAL
  FINANCE CORPORATION


By:  /s/ John Everets, Jr
    --------------------------
     John Everets, Jr